UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 10, 2008

INTERLINK-US-NETWORK, LTD.

(Exact name of registrant as specified in its charter)

California	000-50021	95-4642831
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

10390 Wilshire Boulevard Penthouse 20 Los Angeles, California 90024 (Address of principal executive offices)

(310) 777-0012
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendment to Articles of Incorporation

On September 4, 2008, we filed with the Secretary of State of the State of California a Certificate of Amendment to our Articles of Incorporation changing our name to “Interlink-US-Network, Ltd.” (the “Name Change”).  The Name Change was declared effective on the open of business on October 10, 2008.   Pursuant to the Name Change, effective as of October 10, 2008, our stock trading symbol has changed from NDGT to IUSN.

Item 9.01 Financial Statements and exhibits.

Exhibit Number	Description
3.1*	Certificate of Amendment to Articles of Incorporation filed on September 4, 2008

* Attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NuTECH DIGITAL
Date: October 10, 2008	By:	/s/ Richard M. Greenberg
Richard M. Greenberg
President